Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        August 6, 2003 November 3, 2003
                        ________________________________
                         Date of Report October 30, 2003


                         21st Century Technologies, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


    Nevada                       000-29209                       48-1110566
________________________________________________________________________________
(State or other            (Commission File No.)             (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada
                    ________________________________________
                    (Address of principal executive offices)


                                      89102
                                   __________
                                   (Zip Code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 12.  EARNINGS PREDICTION.

Attached as an exhibit to this 8-K is the test of a press release issued October 30, 2003


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   21st CENTURY TECHNOLOGIES, INC.
                                   (Registrant)



Dated:  November 3, 2003           /s/ ARLAND D. DUNN
                                   _________________________
                                   By: Arland D. Dunn
                                       President and CEO